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                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date:  December 27, 1999

(i)   Amount of principal being paid or distributed:
      (a)  Class A-1 Notes:   (1)        $18,880,541.07
                                 -------------------------
                              (2)        $ 0.0000726       , per $1,000 original principal amount of the Notes)
                                 -------------------------
      (b)  Class A-2 Notes:   (1)        $0.00
                                 -------------------------
                              (2)        $         -       , per $1,000 original principal amount of the Notes)
                                 -------------------------

(ii)  Amount of interest being paid or distributed on:
      (a)  Class A-1 Notes:   (1)        $2,252,525.18           5.6562500%   (Based on 3-Month LIBOR)
                                 -------------------------    ---------------
                              (2)        $ 0.0000087      , per $1,000 original principal amount of the Notes)
                                 ------------------------
      (b)  Class A-2 Notes:   (1)        $8,429,383.08           5.8462500%   (Based on 3-Month LIBOR)
                                 -------------------------    ----------------
                              (2)        $ 0.0000148      , per $1,000 original principal amount of the Notes)
                                 ------------------------
      (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:       5.2637500%
                                                                                            -------------------
           (2)  The Student Loan Rate was:   Not Applicable
                                            --------------

(iii) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
      (a)  Distributed:     (1)         $0.00
                               --------------------
                            (2)        $        -   , per $1,000 original principal amount of the Notes)
                               ---------------------
      (b)  Balance:         (1)        $        -
                               ---------------------
                            (2)        $        -   , per $1,000 original principal amount of the Notes)
                               ---------------------

(iv)  Pool Balance at end of related Collection Period:      $726,284,931.41
                                                          --------------------

(v)   After giving effect to distributions on this Distribution Date:
      (a)  (1)  Outstanding principal amount of Class A-1 Notes:     $138,663,567.52
                                                                ---------------------
           (2)  Class A-1 Note Pool Factor:          0.53332141
                                            --------------------
      (b)  (1)  Outstanding principal amount of Class A-2 Notes:     $570,400,000.00
                                                                ----------------------
           (2)  Class A-2 Note Pool Factor:     1.00000000
                                           --------------------

(vi)  (a)  (1)  Amount of Servicing Fee for  related Collection Period:      $792,532.12
                                                                       -------------------------
           (2)  $ 0.9543980    , per $1,000 original principal amount of the Notes.
               ---------------
      (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
           (1)  Distributed:     $0.00
                             ----------------
                              $           -    , per $1,000 original principal amount of the Notes.
                             ----------------
           (2)  Balance:         $0.00
                             ----------------
                              $           -   , per $1,000 original principal amount of the Notes.
                             ----------------
      (c)  Amount of Administration Fee for related Collection Period:       $3,000.00
                                                                     ------------------------
                  $ 0.0036127   , per $1,000 original principal amount of the Notes
                  --------------

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

(vii)       (a)       Aggregate amount of Realized Losses (if any) for the related Collection Period:          ($2,262.93)
                                                                                                    -------------------------------
            (b)       Delinquent Contracts                     # Disb.             %                 $ Amount               %
                                                               -------            ---                --------              ---
                      30-60 Days Delinquent                      1,409           2.09%             $ 16,759,227           3.32%
                      61-90 Days Delinquent                        873           1.29%             $  9,995,977           1.98%
                      91-120 Days Delinquent                       502           0.74%             $  5,322,437           1.06%
                      More than 120 Days Delinquent                539           0.80%             $  5,873,460           1.16%
                      Claims Filed Awaiting Payment                612           0.91%             $  5,816,711           1.15%
                                                                ------           -----             ------------           -----
                         TOTAL                                   3,935           5.83%             $ 43,767,813           8.68%

(viii)      Amount in the Reserve Account:     $2,287,632.33
                                           ------------------------

(ix)        Amount in the Prefunding Account:     $24,692.39
                                           ------------------------

(x)         Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
            be distributed as a payment of principal in respect of Notes:         $0.00
                                                                          --------------------------

(xi)        Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
            to be distributed as a payment of principal in respect of Notes:      $0.00
                                                                          --------------------------

(xii)       (a)   Cumulative TERI Claims Ration as of Distribution Date      2.06%
                                                                          --------------------
            (b)   TERI Trigger Event has not occured.

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